Exhibit 32.2

Certification of Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act

I, Gene Jones, the Principal Financial Officer of RYVYL Inc. (the “Company”), hereby certify that, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, to my knowledge:

1.

The Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 (the “Form 10-K”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

By: /s/ Gene Jones

Name: Gene Jones

Title: Interim Chief Financial Officer

(Principal Financial Officer)

Date: August 9, 2023